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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                             ---------------------


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 28, 1998


                             ---------------------


                          CONCENTRA MANAGED CARE, INC.
              (Exact name of Registrant as specified in its charter)


         DELAWARE                     000-22751                  04-3363415
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

      312 UNION WHARF
   BOSTON, MASSACHUSETTS                                          02109
   (Address of principal                                        (Zip code)
     executive offices)


      Registrant's telephone number, including area code:  (617) 367-2163

                                NOT APPLICABLE
                (former address if changed since last report)


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ITEM 5.  OTHER EVENTS

     See the press release attached hereto as Exhibit 99.1 dated January 28, 1998 announcing that Daniel J. Thomas was named to the new position of President and Chief Operating Officer of Concentra Managed Care, Inc (the "Company"). Mr. Thomas was formerly President and Chief Operating Officer of Concentra Health Services, a division of the Company. John A. McCarthy, Jr. resigned as Executive Vice President of Managed Care Services of the Company on January 23, 1998.

     See the press release attached hereto as Exhibit 99.1 dated January 29, 1998 announcing financial results for the fourth quarter ended and year ended December 31, 1997.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         99.1   Press Release of the Registrant dated January 28, 1998

         99.2   Press Release of the Registrant dated January 29, 1998

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       CONCENTRA MANAGED CARE, INC.
                                       (Registrant)



                                       By: /s/ Richard A. Parr II
                                          --------------------------------
                                       Name:  Richard A. Parr II
                                       Title: Executive Vice President and
                                              General Counsel

Date: February 2, 1998

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                               INDEX TO EXHIBITS

Exhibit
Number                                                                    Page
-------                                                                   ----
99.1      Press Release of Registrant dated January 28, 1998

99.2      Press Release of Registrant dated January 29, 1998